Exhibit 32.1

                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Marcello Trebitsch, the Chief Executive Officer, Chief Financial Officer, Secretary, and Director of Offline Consulting, Inc. (the "Company"), certifies, under the standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended March 31, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2007

/s/ Marcello Trebitsch
Marcello Trebitsch
Chief Executive Officer, Chief
Financial Officer, Secretary, and
Director (Principal Executive,
Financial, and Accounting Officer)

A  signed  original  of this written statement  required  by
Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.